Exhibit 99.03

Independent Accountants’ Agreed-Upon Procedures Report

Onslow Bay Financial LLC (the “Company”)
BofA Securities, Inc. (the “Initial Purchaser”)
(together, the “Specified Parties”)

Re: OBX 2026-HYB1 Trust – Data Files Procedures

We have performed the procedures described below on the specified attributes in (i) an electronic data file entitled “OBX26HYB1_ASF_Prelim_20260420.xlsx” provided by the Initial Purchaser on April 20, 2026, on behalf of the Company, containing information on 385 mortgage loans as of May 1, 2026 (the “Initial Data File”) and (ii) an electronic data file entitled “OBX26HYB1_ASF_Prelim_20260429.xlsx” provided by the Initial Purchaser on April 29, 2026, on behalf of the Company, containing information on 385 mortgage loans (the “Mortgage Loans”) as of May 1, 2026 (the “Data File” and together with the Initial Data File, the “Data Files”).  We were informed that the Mortgage Loans are intended to be included as collateral in the offering by OBX 2026-HYB1 Trust. The Company is responsible for the specified attributes identified by the Company in the Data Files.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data Files. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Loan File” means the following electronic information sources provided by the Company or Initial Purchaser, on behalf of the Company, for each Selected Loan (defined below) as applicable: Promissory Note, Uniform Residential Loan Application (“URLA”), Final Closing Disclosure, Occupancy Statement, Appraisal Report, Purchase Agreement, Addendum to Purchase Agreement, Uniform Underwriting and Transmittal Summary, Title Report, HUD-1, Modification Document and ARM Disclosure. We make no representation regarding the validity or accuracy of these documents or the execution of the applicable documents by the borrower.

•	The term “Current Payment Information” means the following information provided by the Initial Purchaser, on behalf of the Company:

–	On April 28, 2026, electronic data files entitled “AllyRemittance.xlsx” and “Hybrid ARM Sale-033126 Remittance.xlsx” containing information with respect to Current Payment Amount Due information of the Selected Loans.

–	On April 29, 2026, electronic mail correspondence entitled “[EXTERNAL] RE: OBX 2026-HYB1 (KPMG)” containing information with respect to Current Payment Amount Due information of the Selected Loans.

•	The term “Deferred Amount Reports” means the following information provided by the Initial Purchaser, on behalf of the Company:

–	On April 28, 2026, an electronic data file entitled “KPMG_Prelim T309.xlsx” containing information with respect to Total Deferred Amount information of the Selected Loans.

–	On April 29, 2026, an electronic data file entitled “KPMG_4.21 EOD BAML Daily Overview_updated.xlsx” containing information with respect to Total Deferred Amount information of the Selected Loans.

•	The term “Source Documents” means the Loan File, Current Payment Information and Deferred Amount Reports.

•	The term “Sample Loan Selection File” means an electronic data file entitled “Masked IDs Decoder - KPMG - (OBX 2026-HYB1).xlsx” provided by the Initial Purchaser on March 24, 2026, on behalf of the Company, containing a listing of the loan numbers for 390 mortgage loans.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the table below.

•	The term “Provided Information” means the Loan File, Sample Loan Selection File, Current Payment Information, Deferred Amount Reports and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 40 mortgage loans from the Sample Loan Selection File using a random sampling tool. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of mortgage loans we were instructed to randomly select from the Sample Loan Selection File.

B.	Of the 40 mortgage loans selected from the Sample Loan Selection File, only 39 of the mortgage loans were included in the Initial Data File. The 39 mortgage loans constitute the “Selected Loans”. A listing of the Selected Loans is attached hereto as Exhibit A. For each Selected Loan, we compared or recomputed the specified attributes in the Initial Data File listed below to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Initial Data File to the Source Documents for each of the specified attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority, which was provided by the Company, with the highest priority source listed first. The term "Provided by the Company” when used in the “Source Documents / Instructions” column of the table below, means we were instructed by the Company to assume the attribute is accurate and not perform any procedure.

Specified Attribute	Source Documents / Instructions
Seller Loan Number	Provided by the Company
Original Term to Maturity	URLA
Original Amortization Term	URLA, Promissory Note
Original Loan Amount	Promissory Note
Original Interest Rate	Promissory Note
Current Payment Amount Due	Promissory Note Use the Current Payment Information for the following Selected Loans: OBX2026HYB1286, OBX2026HYB1165, OBX2026HYB1007, OBX2026HYB1006, OBX2026HYB1021, OBX2026HYB1012, and OBX2026HYB1342
First Payment Date of Loan	Promissory Note
State	Promissory Note
City	Promissory Note
Postal Code	Promissory Note
Prepayment Penalty Total Term	Promissory Note
Occupancy	URLA, Occupancy Statement
Property Type	Appraisal Report Consider property types of “dPUD (PUD with “de minimus” monthly HOA dues" and “PUD (Only for use with Single-Family Detached Homes with PUD riders)” to be “PUD.”
Original Appraised Property Value	Appraisal Report
Sales Price	Final Closing Disclosure, Appraisal Report, Uniform Underwriting and Transmittal Summary, Purchase Agreement, Addendum to Purchase Agreement
Loan Purpose

Final Closing Disclosure, URLA, Uniform Underwriting and Transmittal Summary, HUD-1

For this procedure, perform the comparison on the portion of the ‘Loan Purpose’ which indicates one of the following purposes: purchase, cash-out, or rate/term refinance.

Consider Loan Purpose for the following Selected Loans to be “Rate/Term Refinance -- Borrower initiated”:

OBX2026HYB1021, OBX2026HYB1153, and OBX2026HYB1119

Specified Attribute	Source Documents / Instructions
Junior Mortgage Balance	Uniform Underwriting and Transmittal Summary, Title Report
Original LTV	Recompute by dividing (i) Original Loan Amount, by (ii) Sales Price if the Loan Purpose attribute contains ‘purchase’; otherwise the Original Appraised Property Value.
Original CLTV	Recompute by dividing (i) the sum of (a) Original Loan Amount and (b) Junior Mortgage Balance (if applicable), by (ii) Sales Price if the Loan Purpose attribute contains ‘purchase’; otherwise the Original Appraised Property Value.
Gross Margin	Modification Document, Promissory Note
Initial Fixed Rate Period	Modification Document, ARM Disclosure, Promissory Note
Subsequent Interest Rate Reset Period	Modification Document, ARM Disclosure, Promissory Note
Index Type	Modification Document, ARM Disclosure, Promissory Note
Lifetime Maximum Rate (Ceiling)	Modification Document, ARM Disclosure, Promissory Note
Lifetime Minimum Rate (Floor)	Modification Document, ARM Disclosure, Promissory Note The Lifetime Minimum Rate (Floor) is equal to the Gross Margin if not present in the Loan File.
Total Deferred Amount	Deferred Amount Reports

We found such information to be in agreement except as listed in Exhibit B.

C.	As a result of the findings identified and reported in the performance of Procedure B, the Initial Data File was revised by the Company. The Data File represents the revised information reflecting resolution of the differences reported as determined appropriate by the Company. We reperformed Procedure B on the Selected Loans in the Data File. We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data Files and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Mortgage Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Mortgage Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Mortgage Loans being securitized, (iii) the compliance of the originator of the Mortgage Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, Virginia
May 6, 2026

Exhibit A

Selected Loan #	Unique Identifier(1)
1	OBX2026HYB1312
2	OBX2026HYB1012
3	OBX2026HYB1342
4	OBX2026HYB1253
5	OBX2026HYB1282
6	OBX2026HYB1357
7	OBX2026HYB1130
8	OBX2026HYB1280
9	OBX2026HYB1216
10	OBX2026HYB1358
11	OBX2026HYB1117
12	OBX2026HYB1116
13	OBX2026HYB1065
14	OBX2026HYB1147
15	OBX2026HYB1021
16	OBX2026HYB1324
17	OBX2026HYB1223
18	OBX2026HYB1313
19	OBX2026HYB1006
20	OBX2026HYB1286
21	OBX2026HYB1206
22	OBX2026HYB1256
23	OBX2026HYB1373
24	OBX2026HYB1307
25	OBX2026HYB1153
26	OBX2026HYB1124
27	OBX2026HYB1007
28	OBX2026HYB1267
29	OBX2026HYB1347
30	OBX2026HYB1119
31	OBX2026HYB1298
32	OBX2026HYB1336
33	OBX2026HYB1142
34	OBX2026HYB1165
35	OBX2026HYB1381
36	OBX2026HYB1090
37	OBX2026HYB1132
38	OBX2026HYB1241
39	OBX2026HYB1292

(1) The Company has assigned a unique identifier to each mortgage loan in the Data Files. The unique identifiers referred to in this Exhibit are not the customer account number.

A-1

Exhibit B

Selected Loan #	Unique Identifier	Specified Attribute	Per Initial Data File	Per Procedure B
20	OBX2026HYB1286	City	<redacted>	<redacted>
29	OBX2026HYB1347	Index Type	1 YR TREASURY (MONTHLY)	1 YEAR TREASURY (WEEKLY)
17	OBX2026HYB1223	Loan Purpose	Rate/Term Refinance -- Borrower initiated	Cash Out: Other/Multi- purpose/Unknown purpose
28	OBX2026HYB1267	Loan Purpose	Rate/Term Refinance -- Borrower initiated	Cash Out: Other/Multi- purpose/Unknown purpose
33	OBX2026HYB1142	Loan Purpose	Rate/Term Refinance -- Borrower initiated	Cash Out: Other/Multi- purpose/Unknown purpose
19	OBX2026HYB1006	Original Amortization Term	240	300
27	OBX2026HYB1007	Original Amortization Term	240	300
27	OBX2026HYB1007	Property Type	Single Family Detached (non-PUD)	1 Family Attached
31	OBX2026HYB1298	Property Type	Single Family Detached (non-PUD)	1 Family Attached
16	OBX2026HYB1324	Subsequent Interest Rate Reset Period	6	12
19	OBX2026HYB1006	Total Deferred Amount	9329.34	4597.31
27	OBX2026HYB1007	Total Deferred Amount	8632.58	3838.18

B-1